                                                                  Exhibit 10.2.1

--------------------------------------------------------------------------------

                                LEASE AGREEMENT

                         Dated as of December 5, 2000

                                     among

                     FIRST UNION DEVELOPMENT CORPORATION,
                                   as Lessor

                                      and

                            CAPITAL ONE F.S.B. and
                               CAPITAL ONE BANK,
                        jointly and severally as Lessee


--------------------------------------------------------------------------------

This Lease Agreement is subject to a security interest in favor of First Union National Bank, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") under a
                                                               -----
Security Agreement dated as of December 5, 2000, between First Union Development Corporation, as the Borrower and the Agent, as amended, modified, extended, supplemented and/or restated from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                               TABLE OF CONTENTS

ARTICLE I    ..................................................................................   1
     1.1     Definitions.......................................................................   1
     1.2     Interpretation....................................................................   2

ARTICLE II   ..................................................................................   2
     2.1     Property..........................................................................   2
     2.2     Lease Term........................................................................   2
     2.3     Title.............................................................................   3
     2.4     Lease Supplement..................................................................   3

ARTICLE III  ..................................................................................   3
     3.1     Rent..............................................................................   3
     3.2     Payment of Basic Rent.............................................................   3
     3.3     Supplemental Rent.................................................................   4
     3.4     Performance on a Non-Business Day.................................................   4
     3.5     Rent Payment Provisions...........................................................   4

ARTICLE IV   .................................................................................    5
     4.1     Taxes; Utility Charges............................................................   5

ARTICLE V    .................................................................................    5
     5.1     Quiet Enjoyment...................................................................   5

ARTICLE VI   .................................................................................    5
     6.1     Net Lease.........................................................................   5
     6.2     No Termination or Abatement.......................................................   5

ARTICLE VII  .................................................................................    5
     7.1     Ownership of the Properties.......................................................   5

ARTICLE VIII .................................................................................    5
     8.1     Condition of the Property.........................................................   5
     8.2     Possession and Use of the Property................................................   5
     8.3     Integrated Property...............................................................   5

ARTICLE IX   .................................................................................    5
     9.1     Compliance With Legal Requirements, Insurance Requirements and Manufacturer's
             Specifications and Standards.....................................................    5

ARTICLE X    .................................................................................    5
     10.1    Maintenance and Repair; Return...................................................    5
     10.2    Environmental Inspection.........................................................    5

ARTICLE XI   .................................................................................    5
     11.1    Modifications....................................................................    5

ARTICLE XII  .................................................................................    5
     12.1    Warranty of Title; Waiver of Landlord's Lien.....................................    5

ARTICLE XIII .................................................................................    5
     13.1    Permitted Contests Other Than in Respect of Indemnities..........................    5

     13.2    Impositions, Utility Charges, Other Matters; Compliance with Legal
             Requirements ..................................................................   5

ARTICLE XIV  ...............................................................................   5
     14.1    Public Liability and Workers' Compensation Insurance...........................   5
     14.2    Permanent Hazard and Other Insurance...........................................   5
     14.3    Coverage.......................................................................   5
     14.4    Self-Insurance.................................................................   5

ARTICLE XV   ...............................................................................   5
     15.1    Casualty and Condemnation......................................................   5
     15.2    Environmental Matters..........................................................   5
     15.3    Notice of Environmental Matters................................................   5

ARTICLE XVI  ...............................................................................   5
     16.1    Termination Upon Certain Events................................................   5
     16.2    Procedures.....................................................................   5

ARTICLE XVII ...............................................................................   5
     17.1    Lease Events of Default........................................................   5
     17.2    Surrender of Possession........................................................   5
     17.3    Reletting......................................................................   5
     17.4    Damages........................................................................   5
     17.5    Power of Sale..................................................................   5
     17.6    Final Liquidated Damages.......................................................   5
     17.7    Environmental Costs............................................................   5
     17.8    Waiver of Certain Rights.......................................................   5
     17.9    Assignment of Rights Under Contracts...........................................   5
     17.10   Remedies Cumulative............................................................   5
     17.11   Lessee's Right to Cure by Purchase of the Property.............................   5

ARTICLE XVIII...............................................................................   5
     18.1    Lessor's Right to Cure Lessee's Lease Defaults.................................   5

ARTICLE XIX  ...............................................................................   5
     19.1    Provisions Relating to Lessee's Exercise of its Purchase Option................   5
     19.2    No Purchase or Termination With Respect to Less than All of a Property.........   5

ARTICLE XX   ...............................................................................   5
     20.1    Purchase Option or Sale Option-General Provisions..............................   5
     20.2    Lessee Purchase Option.........................................................   5
     20.3    Third Party Sale Option........................................................   5

ARTICLE XXI  ...............................................................................   5
     21.1    [Intentionally Omitted]........................................................   5

ARTICLE XXII ...............................................................................   5
     22.1    Sale Procedure.................................................................   5
     22.2    Application of Proceeds of Sale................................................   5
     22.3    Indemnity for Excessive Wear...................................................   5
     22.4    Appraisal Procedure............................................................   5
     22.5    Certain Obligations Continue...................................................   5

ARTICLE XXIII..................................................................................   5
     23.1    Holding Over......................................................................   5

ARTICLE XXIV ..................................................................................   5
     24.1    Risk of Loss......................................................................   5

ARTICLE XXV  ..................................................................................   5
     25.1    Assignment........................................................................   5
     25.2    Subleases.........................................................................   5

ARTICLE XXVI ..................................................................................   5
     26.1    No Waiver.........................................................................   5

ARTICLE XXVII..................................................................................   5
     27.1    Acceptance of Surrender...........................................................   5
     27.2    No Merger of Title................................................................   5

ARTICLE XXVIII..................................................................................  5
     28.1    [Reserved]........................................................................   5

ARTICLE XXIX ..................................................................................   5
     29.1    Notices...........................................................................   5

ARTICLE XXX  ..................................................................................   5
     30.1    Miscellaneous.....................................................................   5
     30.2    Amendments and Modifications......................................................   5
     30.3    Successors and Assigns............................................................   5
     30.4    Headings and Table of Contents....................................................   5
     30.5    Counterparts......................................................................   5
     30.6    GOVERNING LAW.....................................................................   5
     30.7    Calculation of Rent...............................................................   5
     30.8    Memoranda of Lease and Lease Supplement...........................................   5
     30.9    Allocations between the Lenders and Lessor........................................   5
     30.10   Limitations on Recourse...........................................................   5
     30.11   WAIVERS OF JURY TRIAL.............................................................   5
     30.12   Exercise of Lessor Rights.........................................................   5
     30.13   SUBMISSION TO JURISDICTION; VENUE.................................................   5
     30.14   USURY SAVINGS PROVISION...........................................................   5
     30.15   Lease Senior......................................................................   5

EXHIBITS

EXHIBIT A     -     Lease Supplement and Memo of Lease

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT dated as of December 5, 2000 (as amended, modified, extended, supplemented and/or restated from time to time, this "Lease") is among
                                                                -----
FIRST UNION DEVELOPMENT CORPORATION, a North Carolina corporation, as lessor (the "Lessor"), CAPITAL ONE, F.S.B., a federal savings bank ("FSB") and CAPITAL
      ------                                                  ---
ONE BANK, a Virginia banking corporation ("COB") jointly and severally, as
                                           ---
lessee (collectively, FSB and COB may be hereinafter referred to as the
"Lessee").
 ------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Agency Agreement, Lessor will (i) ground lease one or more parcels of real property, some of which will (or may) have existing Improvements thereon, from Lessee or an Affiliate and (ii) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property by the Construction Agent; and

     B. WHEREAS, the Interim Term shall commence with respect to the Property on the Closing Date and the Basic Term shall commence with respect to the Property upon the Rent Commencement Date; and

     C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Property.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

     1.1      Definitions.
              -----------

              For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of December 5, 2000
----------
(as amended, modified, extended, supplemented and/or restated from time to time in accordance with the applicable provisions thereof, the "Participation
                                                           -------------
Agreement") among Lessee, Capital One Financial Corporation, as the Guarantor,
---------
Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time as Tranche A Note Purchasers, the various banks and other lending institutions which are parties thereto from time to time as Tranche B Lenders, First Union National Bank, as agent for the Primary Financing Parties and, respecting the Security Documents, as the agent for the Secured Parties, and First Union National Bank, as the Escrow

Agent. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

     1.2      Interpretation.
              --------------

              The rules of usage set forth in Appendix A to the Participation
                                              ----------
Agreement shall apply to this Lease.

                                   ARTICLE II

     2.1      Property.
              --------

              Subject to the terms and conditions hereinafter set forth and contained in the Lease Supplement relating to the Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Property.

     2.2      Lease Term.
              ----------

              The interim term of this Lease with respect to the Property (the "Interim Term") shall begin upon the Closing Date (the "Commencement Date") and
 ------------                                           -----------------
shall end on the Rent Commencement Date, unless the Interim Term is earlier terminated. The basic term of this Lease with respect to the Property (the "Basic Term") shall begin upon the Rent Commencement Date and shall end on the
 ----------
tenth anniversary of the Closing Date, unless the Basic Term is earlier terminated.

              Not less than one hundred eighty (180) days and no more than two hundred forty (240) days prior to the end of the Basic Term, Lessee may give Lessor and the Agent written notice of Lessee's desire to extend the Basic Term. Lessor, each Primary Financing Party and the Agent shall each make a determination, in the absolute a nd sole discretion of each such party, not later than one hundred twenty-five (125) days prior to the then current Expiration Date whether or not such party will agree to extend the Expiration Date as requested; provided, however, that failure by any such party to respond
                   --------  -------
(not later than one hundred twenty-five (125) days prior to the then current Expiration Date) to Lessee's request shall be deemed to constitute a refusal by such party to the extension of the Expiration Date. In response to Lessee's request for an extension of the Expiration Date, if (a) Lessor, each Primary Financing Party and the Agent shall agree in writing to the requested extension, then the Term shall be extended and shall expire on the agreed upon date or (b) Lessor, any Primary Financing Party or the Agent shall refuse (or be deemed to have refused) to agree to the requested extension, then the Basic Term shall not be extended and shall expire on the then current Expiration Date; provided,
                                                                  --------
however, if any Primary Financing Party shall refuse (or be deemed to have
-------
refused) to agree to the requested extension, Lessee shall have the right to cause such Primary Financing Party to be replaced with another Person in accordance with Section 5.14 of the Participation Agreement.

     2.3      Title.
              -----

              The Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to the Property or any interest of Lessee therein other than for Lessor Liens.

     2.4      Lease Supplement.
              ----------------

     On or prior to the Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property effective as of such Commencement Date in substantially the form of EXHIBIT A hereto; provided, on or
                                               ---------         --------
prior to the Rent Commencement Date, Lessee and Lessor shall, upon the reasonable request of either party, execute and deliver an amended and restated Lease Supplement for the Property effective as of such Rent Commencement Date.


                                  ARTICLE III

     3.1      Rent.
              ----

              (a) Lessee shall pay Basic Rent in arrears on each Scheduled Interest Payment Date; provided, however, Lessee shall have no obligation
                            --------  -------
     to pay Basic Rent with respect to the Property until the Rent Commencement Date; provided, further, any amount of Basic Rent payable on the Scheduled
           --------  -------
     Interest Payment Date occurring on July 1, 2010 shall be paid on June 30, 2010.

              (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account at such bank as Lessor shall from time to time direct.

              (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

              (d) Lessee shall make all payments of Rent payable to Lessor prior to 12:00 Noon, Charlotte, North Carolina time, on the applicable date for payment of such amount.

     3.2      Payment of Basic Rent.
              ---------------------

              Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3      Supplemental Rent.
              -----------------

              Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable. All such payments of Supplemental Rent payable to any Financing Party shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent, including without limitation principal or interest (but not including any payments of the Lessor under Section 5.15 of the Participation Agreement) due and owing under any Notes, amounts specifically excluded from indemnification by the Lessee pursuant to Sections 11.1 and 11.2 of the Participation Agreement and amounts due and owing or otherwise payable or incurred as a result of or in connection with any sale of an assignment or participation interest by any Tranche B Lender or Tranche A Note Purchaser and payment obligations of one Financing Party to another Financing Party) owing from time to time under the Operative Agreements by any Person to the Agent, the Lessor, the Escrow Agent, any Primary Financing Party, or any other Person (provided, unless such obligation is expressly stated as an obligation of the Lessee, the Lessee shall only be responsible for such obligation to the extent it is reasonable for a lessee to bear responsibility for such obligation in a transaction of the type evidenced by the Operative Agreements), (b) interest at the applicable Overdue Rate on any portion of any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any portion of any payment of Supplemental Rent payable to any Financing Party not paid when due for the period from the due date until the same shall be paid and
(c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under the Ground Lease and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4      Performance on a Non-Business Day.
              ---------------------------------

              If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     3.5      Rent Payment Provisions.
              -----------------------

              Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such Operative Agreements, including without limitation provisions relating to the payment of Supplemental Rent with the proceeds of Advances pursuant to Section 8.3(d) of the Participation Agreement, and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                                   ARTICLE IV

     4.1      Taxes; Utility Charges.
              ----------------------

              Subject to the terms of Article XIII relating to permitted contests, Lessee shall pay or cause to be paid all Impositions with respect to the Property and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property during the Term. Upon Lessor's reasonable request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless a Lease Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                                   ARTICLE V

     5.1      Quiet Enjoyment.
              ---------------

              Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the Commencement Date.


                                   ARTICLE VI

     6.1      Net Lease.
              ---------

              This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of the Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of the Property or any part thereof; (b) any taking of the Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to the Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution or other proceeding relating to or affecting the Agent, any Primary Financing Party, Lessor, Lessee, any other Credit Party or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee (or any other Credit Party) or a combination of the foregoing; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of the Property; (k) breach of any warranty or representation with respect to the Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of the Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee (or any other Credit Party) shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subject to negotiation. Lessee's agreements in this paragraph shall not affect any claim, action or right Lessee may have against the Lessor, the Agent or any Primary Financing Party that may be brought by separate proceeding.

     6.2      No Termination or Abatement.
              ---------------------------

              Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease. Lessee's agreements in this paragraph shall not affect any claim, action or right Lessee may have against the Lessor, the Agent or any Primary Financing Party that may be brought by separate proceeding.

                                  ARTICLE VII

     7.1      Ownership of the Properties.
              ---------------------------

              (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be the owner and lessor of the Property and (C) Lessee will be the lessee of the Property, but (ii) for federal and all state and local income tax purposes, bankruptcy, receivership, UCC, commercial law, real estate law and all other purposes (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to owners of property similar to the Property for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with the Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

              (b) In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, pursuant hereto and to the Lease Supplement, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of the Secured Parties, a first priority security interest (but subject only to the security interest in the assets granted by Lessor in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property, to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust or mortgage, as applicable, on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property to the extent such is real property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements, this Lease as supplemented by the Lease Supplement shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting the Lessee's interest in the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust or mortgage, as applicable, on the Lessee's interest in the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property and constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust or mortgage, as applicable, in all of Lessee's right, title and interest in and to the Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property. Lessee and Lessor further intend and agree that notifications to Persons holding such proceeds, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee, when given, shall be deemed to have been given for the purpose of perfecting the foregoing lien, security interest, mortgage lien or deed of trust, as applicable, under applicable law. Subject to Section 8.12 of the Participation Agreement, Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the Lease Supplement) to ensure that the lien, security interest, mortgage lien or deed of trust, as applicable, in the Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien or deed of trust, as applicable, of first priority (subject to all liens and security interests granted to the Agent and/or the Primary Financing Parties under the Security Documents (other than this Lease)) under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

     8.1      Condition of the Property.
              -------------------------

              LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY PRIMARY FINANCING PARTY HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY PRIMARY FINANCING PARTY SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE COMMENCEMENT DATE WILL

HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT THE PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT AND EACH PRIMARY FINANCING PARTY ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT AND THE PRIMARY FINANCING PARTIES, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

     8.2      Possession and Use of the Property.
              ----------------------------------

              (a) At all times during the Term with respect to the Property, such Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business; provided, however, that nothing herein
                                          --------  -------
     or in any other Operative Agreement shall be construed to require Lessee to operate the Property. Subject to the terms of Article XIII relating to permitted contests, Lessee shall pay, or cause to be paid during the Term, all charges and costs required in connection with the use of the Property as contemplated by this Lease. Lessee shall not commit or permit any waste of the Property or any part thereof.

              (b) The address stated in Section 6.2(i) of the Participation Agreement is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Regarding the Property, the Lease Supplement shall correctly identify the initial location of the related Equipment (if any) and Improvements (if any) and contain an accurate legal description for the related parcel of Land or a description of the Ground Lease. The Equipment and Improvements respecting the Property will be located only at the location identified in the Lease Supplement.

              (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

              (d) On or prior to the Rent Commencement Date for the Property, Lessor and Lessee shall execute a Lease Supplement (or, pursuant to Section 2.4, an amended and restated Lease Supplement) in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, a schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land subject to the Ground Lease upon which such Improvements will be constructed, all of which shall be leased or subleased hereunder as of the Rent Commencement Date. The Property shall be deemed to be ground subleased from Lessor to Lessee as of the Commencement Date, and such grou nd sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Lessee shall satisfy and perform all obligations imposed on Lessor under the Ground Lease. As of the Rent Commencement Date, such Equipment, Improvements, Land, ground subleasehold interest, all additional Equipment and all additional Improvements which are financed under the Operative Agreements after the Closing Date and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

              (e) At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Lease Event of Default exists and provided that any such exercise of rights and remedies hereinafter referred to will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     8.3      Integrated Property.
              -------------------

              On the Rent Commencement Date for the Property, Lessee shall, at its sole cost and expense, cause the Property, together with any Appurtenant Rights, to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control the Property in a commercially reasonable manner.


                                   ARTICLE IX

     9.1      Compliance With Legal Requirements, Insurance Requirements and
              --------------------------------------------------------------
              Manufacturer's Specifications and Standards.
              -------------------------------------------

              Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental
Laws) and all Insurance Requirements relating to the Property (unless the failure to comply with such Insurance Requirements will not result in a denial of coverage under any insurance policy required to be maintained hereunder or under any other Operative Agreement), (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property, and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property, whether or not compliance therewith shall require structural or extraordinary changes in the Property or interfere with the use and enjoyment of the Property unless the failure to comply with Legal Requirements (including without limitation all Environmental Laws) pursuant to subparagraph (a) or unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.

                                   ARTICLE X

     10.1      Maintenance and Repair; Return.
               ------------------------------

              (a) Lessee, at its sole cost and expense, shall maintain the Property in the repair and condition as existed as of the Completion Date (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
     Section 9.1 and on a basis consistent with the operation and maintenance of Lessee's properties or equipment comparable in type and function to the Property, such that the Property is capable of being utilized within a reasonable time and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation and ordinary wear and tear.

              (b) Lessee shall not use or locate any component of the Property outside of the Approved State therefor. Lessee shall not move or relocate any component of the Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the removal of Equipment and other personal property for repair or replacement, and except for Improvements (if any) constructed in connection with or on Land subject to Appurtenant Rights.

              (c) If any component of the Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to the Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in the Property and subject to the terms of this Lease as if originally leased hereunder.

              (d) Upon reasonable advance notice and during regular business hours, Lessor and its agents shall have the right to inspect the Property and all maintenance records with respect thereto, but shall not, in the absence of a continuing Lease Event of Default, materially disrupt the business of Lessee. In connection with any such inspection initiated upon the occurrence of, and thereafter during any continuance of, a Lease Event of Default, costs and expenses in connection with any such inspection shall be borne by Lessee.

              (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one (1) or more additional Appraisals (or reappraisals or updates of prior Appraisals of the Property) as Lessor may request if and to the extent any of Lessor, the Agent or any Primary Financing Party is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals or updates of prior Appraisals) and upon the occurrence of any Lease Event of Default.

              (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

              (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to the Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, surrender such Property (i) to Lessor pursuant to the exercise of the applicable remedies upon the occurrence and continuance of a Lease Event of Default or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

     10.2      Environmental Inspection.
               ------------------------

               If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not elect (for itself or its designee) to purchase the Property in accordance with the terms of this Lease, then not more than one hundred eighty
(180) days nor less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor.

                                   ARTICLE XI

     11.1      Modifications.
               -------------

               (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"),
                                                             -------------
     and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no
                                                  --------
     Modification shall materially impair the value, utility or useful life of the Property from that which existed immediately prior to such Modification (assuming the Property is being maintained and repaired in accordance with the requirements of this Lease); (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of the Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and
     (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make
                                     --------  -------
     any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall or could reasonably be expected to have a Material Adverse Effect. All Modifications required pursuant to Legal Requirements, Insurance Requirements and/or manufacturer's specifications and standards and all other Modifications that are not severable from the Property without material damage or other material loss of value shall immediately and without further action upon their incorporation into the Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Title to all other Modifications shall vest with Lessee; provided, if Lessee fails
                                                     --------
     to remove any such Modification prior to the Expiration Date or earlier termination of this Lease, title to such Modifications shall revert to Lessor (unless Lessee or its designee shall have purchased the Property on the Expiration Date or earlier termination of this Lease). Lessee, at its sole cost and expense, shall repair any damage to the Property relating to the removal of any Modification titled to Lessee. Lessee shall not remove or attempt to remove any Modification titled to Lessor from the Property, except as set forth in Section 10.1. Lessee, at its own cost and expense, will pay for the repairs of any damage to the Property caused by the removal or attempted removal of any Modification. Nothing herein or in any other Operative Agreement shall prevent Lessee from removing any Lessee Equipment from the Property.

             (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this Article XI.

                                  ARTICLE XII

     12.1      Warranty of Title; Waiver of Landlord's Lien.
               --------------------------------------------

               (a) Lessee hereby acknowledges and shall cause title in the Property (including without limitation all Equipment (but exclusive of any Lessee Equipment), all Improvements, all replacement components to the Property and all Modifications) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease (provided, Lessor's interest in the Land and the Improvements
                 --------
     existing on the Land as of the Closing Date is acknowledged to be a leasehold interest pursuant to the Ground Lease) from and after the date hereof or such date of incorporation into the Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent or any Primary Financing Party pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to the Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority Liens subject only to Permitted Liens and Lessor Liens. At all times subsequent to the Commencement Date respecting the Property, Lessee shall (subject to Section 8.12 of the Participation Agreement) (i) cause a valid, perfected, first priority Lien on the Property to be in place in favor of the Agent (for the benefit of the Secured Parties) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

               (b) Subject to Section 11.1(b), nothing contained in this Lease shall be construed as constituting the consent or request of Lessor or Agent, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR THE AGENT IS AND NEITHER SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR OR THE AGENT IN AND TO THE PROPERTY.

               (c) All of the Lessee Equipment shall be and remain the personal property of Lessee and shall be removable by Lessee any time prior to the expiration or earlier termination of the Term. Lessor expressly waives its statutory or common law landlord's liens (as same may be enacted or may exist from time to time) and any and all rights granted under any present or future laws to levy or distrain for rent (whether in arrears or in advance) against the aforesaid Lessee Equipment on the Property and further agrees to execute any reasonable instruments evidencing such waiver, at any time or times hereafter upon Lessee's request.


                                 ARTICLE XIII

     13.1      Permitted Contests Other Than in Respect of Indemnities.
               -------------------------------------------------------

               Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or 13.2 or any Lien, attachment, levy, encumbrance, encroachment, any other charges and costs payable pursuant to Section 8.2, any Insurance Requirement, or any operation or easement agreement and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such
               --------
proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the Property, the Lessor, the Agent and each Primary Financing Party; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on the Property that would subject any part of the Property or any Rent to a material risk of being sold, forfeited, lost or deferred or a material reduction in value; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability (unless Lessee has expressly agreed to indemnify Lessor, the Agent and each other Financing Party for any such civil liability, and Lessor shall have determined in its sole discretion that the Lessee will be able to so indemnify Lessor, the Agent and each other Financing Party) on Lessor, the Agent or any Primary Financing Party for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor, the Agent and each other Financing Party an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein; provided, that all reasonable costs and expenses actually
               --------
incurred by Lessor shall be payable by Lessee.

     13.2      Impositions, Utility Charges, Other Matters; Compliance with
               ------------------------------------------------------------
               Legal Requirements.
               ------------------

               Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions, utility charges, Insurance Requirements and such other matters to be timely paid, settled or compromised, as appropriate, with respect to the Property and (b) the Property to comply with all applicable Legal Requirements and Insurance Requirements.


                                  ARTICLE XIV

     14.1      Public Liability and Workers' Compensation Insurance.
               ----------------------------------------------------

               During the Term for the Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property or respecting the Equipment and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that they own and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1 million combined single limit and (ii) for umbrella liability of less than $25 million. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Agent and each Primary Financing Party as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim arising in connection with the Property before any contribution by any insurance which Lessor, the Agent or any Primary Financing Party may have in force. In the operation of the Property, Lessee shall comply with applicable workers' compensation laws and protect Lessor, the Agent and each Primary Financing Party against any liability under such laws.

     14.2      Permanent Hazard and Other Insurance.
               ------------------------------------

               (a) During the Term for the Property, Lessee shall keep the Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the Property Cost of the Property from time to time and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Secured Parties) as additional insureds and loss payees, as their interests may appear; provided, so long as no Lease Event
                                            --------
     of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

               (b) If, during the Term with respect to the Property the area in which the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to the Property. During the Term, Lessee shall, in the operation and use of the Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000.

     14.3      Coverage.
               --------

               (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor, each Primary Financing Party and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Agent and each Primary Financing Party as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A+ or better rating by A.M. Best's Key Rating Guide. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor, each Primary Financing Party and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If a Lease Event of Default has occurred and is continuing and the Agent (on behalf of Lessor, each Primary Financing Party and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor, each Primary Financing Party and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

               (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, have waived any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Agent and each Primary Financing Party to the extent of payments made to any such Person under any such policy.

               (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

               (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

     14.4      Self-Insurance.
               --------------

               Lessee shall have the option to self-insure against all risks and requirements for insurance required pursuant to Operative Agreements by means of deductibles and co-payment amounts reasonably acceptable to the Majority Secured Parties.


                                  ARTICLE XV

     15.1      Casualty and Condemnation.
               -------------------------

               (a)  Subject to the provisions of the Agency Agreement and this
     Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Lease Default or a Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Default or a Lease Event of Default shall
     --------  -------
     have occurred and be continuing or if such condemnation proceeds, award, compensation or insurance proceeds shall exceed $1,000,000, then such condemnation proceeds, award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All such amounts held by Lessor hereunder on account of any condemnation proceeds, award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and when all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied or expressly waived, all amounts so held by Lessor shall be paid over to Lessee.

               (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any condemnation proceeds, award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment; provided, that all reasonable costs and expenses actually
                    --------
     incurred by Lessor or the Agent in connection therewith shall be payable by the Lessee. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such condemnation proceeds, award, compensation or insurance payment.

               (c) If Lessee shall receive notice of a Casualty or a Condemnation of the Property or any interest therein where damage to the Property is estimated to equal or exceed ten percent (10%) of the Property Cost of the Property, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof) during any period in which a Lease Event of Default has occurred and is continuing, then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.

               (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the Property in accordance with Section
     16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

               (e) If pursuant to this Section 15.1 Lessee does not deliver a notice to terminate this Lease pursuant to clause (d) above or is not required to deliver a notice to terminate this Lease pursuant to clause (c) above, then this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements), so as to restore the Property to the same or a greater fair market value, and such that, in all material respects, the Property shall after such repair or restoration have the same or greater useful life and utility as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the Property shall remain with Lessor.

               (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

               (g)  Notwithstanding anything to the contrary set forth in
     Section 15.1(a) or Section 15.1(e), if during the Basic Term with respect to the Property a Casualty occurs with respect to the Property or Lessee receives notice of a Condemnation with respect to the Property, and following such Casualty or Condemnation, the Property cannot in Lessee's reasonable judgment be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date to the same or a greater fair market value, and such that, in all material respects, the Property shall after such repair or restoration have the same or greater useful life and utility as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day the Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for the Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for the Property. After the payment by Lessee of the Termination Value for the Property, any Excess Proceeds shall be paid to the Lessee.

     15.2      Environmental Matters.
               ---------------------

               Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any such Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the Property pursuant to
Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly during such thirty (30) day period deliver to Lessor notice of intention to remediate, and thereafter promptly and diligently undertake and complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate such Environmental Violation in compliance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant reasonably acceptable to Agent a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance with applicable Environmental Law. Not less than sixty (60) days and not more than one hundred eighty (180) days prior to any time that Lessee elects to remarket the Property pursuant to the Sale Option pursuant to Section 20.1 hereof or pursuant to any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Agent a Phase I environmental site assessment (or an update of a prior Phase I environmental site assessment) respecting the Property recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional acceptable to Agent in its reasonable discretion and in form, scope and content satisfactory to Agent in its reasonable discretion. Subject to Section 5.4(b) of the Agency Agreement, but notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase the Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of the Property to a Person other than Lessee or any Affiliate or other designee of Lessee.

     15.3      Notice of Environmental Matters.
               -------------------------------

               Promptly, but in any event within ten (10) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.


                                  ARTICLE XVI

     16.1      Termination Upon Certain Events.
               -------------------------------

               If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the
                                          ------------------
provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the Property upon the payment in full of the Termination Value for the Property in accordance with the terms of the Operative Agreements on the applicable Termination Date.

     16.2      Procedures.
               ----------

               Subject to Section 5.4(b) of the Agency Agreement:

               (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable
                  ----------------
     agreement of Lessee to pay the Termination Value for the Property and purchase the Property on such Termination Date.

               (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the Property, and Lessor shall convey the Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                 ARTICLE XVII

     17.1      Lease Events of Default.
               -----------------------

               If any one (1) or more of the following events (each a "Lease
                                                                       -----
Event of Default") shall occur and be continuing:
----------------

               (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) Business Days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

               (b) (i) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or the Construction Agent shall fail to make any payment of any amount under any Operative Agreement which has become due and payable, in either case, within three (3) Business Days after receipt of written notice that such payment is due or (ii) the Guarantor shall fail to make any payment of any amount under any Operative Agreement which has become due and payable;

               (c)  Lessee shall fail to maintain insurance as required by
     Article XIV of this Lease;

               (d) (i) The Lessee shall default in the performance of any of its obligations under Section 8.3(o) of the Participation Agreement or FSB shall default in the performance of any of its obligations under Sections 8.3A.1(h), 8.3B.1, 8.3B.2, 8.3B.3 or 8.3B.4 of the Participation Agreement or COB shall default in the performance of any of its obligations under Sections 8.3C.1(h), 8.3D.1, 8.3D.2, 8.3D.3 or 8.3D.4 of the Participation Agreement; or (ii) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b), (c) or (d)(i) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue for thirty (30) days after the Lessee or such Credit Party, as the case may be, either has received written notice thereof or a Responsible Officer shall have the actual knowledge thereof; provided, that in the case of this
                                              --------
     clause (ii), if such failure is not capable of remedy by the payment of money or otherwise within such thirty (30) day period but may be remedied with further diligence and if the Lessee or such Credit Party has and continues to pursue diligently such remedy, then the Lessee or such Credit Party shall be granted additional time to pursue such remedy for such period as the Agent may determine in its reasonable discretion; provided,
                                                                     --------
     further, in no event shall such additional period exceed ninety (90) days;
     -------
     or (iii) any representation or warranty or statement of fact made by Lessee or any other Credit Party set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any way when made and, in the case of any representation or warranty of any Credit Party after the Closing Date relating solely to the Property, remains false or inaccurate and the matter giving rise to such misrepresentation or breach of warranty or misstatement of fact shall continue for thirty (30) days after the earlier of actual knowledge of a Responsible Officer of a Credit Party or written notice thereof from Lessor to the Lessee or such Credit Party; provided, if such matter giving rise to such
                   --------
     misrepresentation or breach of warranty or misstatement of fact is not capable of remedy within such thirty (30) day period but may be remedied with further diligence and if Lessee or such Credit Party has and continues to pursue diligently such remedy, then Lessee or such Credit Party shall be granted additional time to pursue such remedy for such period as the Agent may determine in its reasonable discretion; provided, further, in no event
                                                 --------  -------
     shall such additional period exceed ninety (90) days;

               (e) An Agency Agreement Event of Default shall have occurred and be continuing and shall not have been expressly waived;

               (f) Any Credit Party or any Subsidiary of any Credit Party shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $50,000,000; or any other event or condition (other than a voluntary prepayment of such Indebtedness) shall occur which enables or permits the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

               (g) The liquidation or dissolution of any Credit Party, or the suspension of the business of any Credit Party, or the filing by any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, receivership, readjustment of its debts, insolvency, liquidation, dissolution, winding-up or for any other relief under the Bankruptcy Code or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by any Credit Party for, or the appointment by consent or acquiescence of any Credit Party, or the taking of possession by, a conservator, a custodian, an examiner, a liquidator, of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; the making by any Credit Party of any general assignment for the benefit of creditors; the inability of any Credit Party or the admission by any Credit Party in writing of its inability to pay its debts as they mature or any Credit Party is generally not paying its debts and other financial obligations as they become due and payable; or any Credit Party taking any corporate action to authorize any of the foregoing;

               (h) The filing of an involuntary petition against any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, insolvency, liquidation, dissolution, winding-up or for any other relief under the Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of, or the taking of possession by, a conservator, a custodian, an examiner, a liquidator, a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Credit Party, and the continuance of any of such events for sixty (60) days undismissed or undischarged;

               (i)  [Reserved];

               (j) The entering of any order in any proceedings against any Credit Party or any Subsidiary of any Credit Party decreeing the dissolution, divestiture or split-up of any Credit Party or any Subsidiary of any Credit Party, and such order remains in effect for more than sixty
     (60) days;

               (k)  [Reserved];

               (l)  [Reserved];

               (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against any Credit Party or any Subsidiary of any Credit Party in excess of $50,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or (ii) any Credit Party or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

               (n) Any Credit Party or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to the PBGC or shall fail to pay within thirty (30) days after becoming due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $2,000,000 shall be filed under Title IV of ERISA by any Credit Party or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against any Credit Party or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

               (o)  [Reserved];

               (p) Any Operative Agreement (other than the Guaranty) or the security interest and Lien granted under this Lease (except in accordance with its terms), in whole or in part, terminates, ceases to be effective or ceases to be the legal, valid and binding enforceable obligation of any Credit Party, as the case may be, on account of, or as a result of, directly or indirectly, any act or omission of Lessee or any other Credit Party, or Lessee or any other Credit Party, directly or indirectly, contests in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the security interest and Lien securing Lessee's obligations under the Operative Agreements, in whole or in part, ceases to be a perfected first priority security interest and Lien (subject only to Permitted Liens and Lessor Liens); or

               (q) Except as to any Credit Party which is released in connection with the Operative Agreements, the Guaranty or any material provision thereof shall cease to be in full force and effect, or the Guarantor or any Person acting by or on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty; or

               (r) Any Insured Subsidiary shall cease accepting deposits or making commercial loans on the instruction of any Bank Regulatory Authority with authority to give such instruction other than pursuant to an instruction generally applicable to banks organized under the jurisdiction of organization of such Insured Subsidiary; or

               (s) Any Insured Subsidiary shall cease to be an insured bank under the FDIA and all rules and regulations promulgated thereunder; or

               (t) Any Insured Subsidiary shall be required (whether or not the time allowed by the appropriate Bank Regulatory Authority for the submission of such plan has been established or elapsed) to submit a capital restoration plan of the type referred to in 12 U.S.C.
     (S)1831o(b)(2)(C), as amended, re-enacted or redesignated from time to time; or

               (u) COFC shall Guarantee in writing the capital of any Insured Subsidiary as part of or in connection with any agreement or arrangement with any Bank Regulatory Authority;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days written notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (j)), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE AS SUPPLEMENTED BY THE LEASE SUPPLEMENT. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THE PROPERTY WITHOUT GOING TO COURT IN A

FORECLOSURE ACTION UPON THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT.

     17.2      Surrender of Possession.
               -----------------------

               If a Lease Event of Default shall have occurred after the Commencement Date and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Property. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Property promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

     17.3      Reletting.
               ---------

               If a Lease Event of Default shall have occurred after the Commencement Date and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

     17.4      Damages.
               -------

               Neither (a) the termination of this Lease as to the Property pursuant to Section 17.1; (b) the repossession of the Property; nor (c) the failure of Lessor to relet the Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred after the Commencement Date and be continuing and this Lease is terminated pursuant to
Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. In the event this Lease is not terminated pursuant hereto, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease and until the end of the Term hereof Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by

Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided, that Lessee's obligation to make payments of
                        --------
Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6.
In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, the Agent's and any Primary Financing Party's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.5      Power of Sale.
               -------------

               (a) Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction, when enforcing this Lease following the occurrence and during the continuance of a Lease Event of Default, were to construe the transactions contemplated by this Lease as indebtedness of the Lessee secured by the Property, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property as provided in the Lease Supplement.

               (b) Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of such interest in the Property, against Lessee for the Termination Value or for the appointment of a receiver pending any foreclosure hereunder or the sale of such interest in the Property, or for the enforcement of any other appropriate legal or equitable remedy.

               (c) Without limiting any other remedies set forth herein, and notwithstanding anything to the contrary contained herein or any other Operative Agreement, Lessee and the Lessor agree that the Lessor and/or the trustee under the Mortgage Instruments (the "Deed of Trust Trustee") is
                                                  ---------------------
     authorized and empowered to sell or cause to be sold such interest in the Property and to convey the same to the purchaser thereof, pursuant to the provisions of Virginia law, which does not require that a judicial hearing be held before the sale is conducted. The Lessor and/or the Deed of Trust Trustee may direct the sale of such interest in the Property in one parcel or several parcels and in any order that the Lessor and/or the Deed of Trust Trustee may elect in its sole discretion. Lessee further agrees that the Lessor and/or the Deed of Trust Trustee are authorized and empowered to retain out of the sale proceeds moneys as are due under the terms hereof, including but not limited to costs and charges of such sale, and reasonable fees and expenses of counsel.

     17.6      Final Liquidated Damages.
               ------------------------

               If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to
Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value (including, without limitation, the Make-Whole Amount). Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Property, Improvements, Fixtures, Modifications, Equipment and all components thereof, and all insurance or condemnation proceeds being held by the Lessor in accordance with Article XV, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to
                        --------  -------
receive an assignment of Lessor's interest in the Property, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.7      Environmental Costs.
               -------------------

               If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting the Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor. Lessee shall pay all amounts referenced in the immediately preceding sentence within five (5) Business Days of Lessee's receipt of any written request by Lessor for such payment. The provisions of this Section 17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

     17.8      Waiver of Certain Rights.
               ------------------------

               If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession;
(b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

     17.9      Assignment of Rights Under Contracts.
               ------------------------------------

               If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property or any of them.

     17.10     Remedies Cumulative.
               -------------------

               The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

     17.11     Lessee's Right to Cure by Purchase of the Property.
               --------------------------------------------------

               Notwithstanding anything in this Lease or in any of the other Operative Agreements to the contrary, upon the occurrence and continuance of a Lease Default or Lease Event of Default, Lessee may, but shall not be obligated to, cure any such Lease Default or Lease Event of Default, as the case may be, by purchasing the Property, such purchase to be consummated as provided in
Section 19.1 and Section 20.2.


                                 ARTICLE XVIII

     18.1      Lessor's Right to Cure Lessee's Lease Defaults.
               ----------------------------------------------

               Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                                  ARTICLE XIX

     19.1      Provisions Relating to Lessee's Exercise of its Purchase Option.
               ---------------------------------------------------------------

               Subject to Section 19.2, in connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to the Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by limited or special warranty deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens but without any other warranties (of title or otherwise) from Lessor and such other documents or instruments as may be reasonably requested by Lessee to effect the conveyance or assignment contemplated by this Section 19.1. The Property shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition.

     19.2      No Purchase or Termination With Respect to Less than All of a
               -------------------------------------------------------------
Property.
--------

               Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of the Property consisting of Land, Equipment, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to the entire Property.


                                  ARTICLE XX

     20.1      Purchase Option or Sale Option-General Provisions.
               -------------------------------------------------

               Not less than one hundred eighty (180) days and no more than two hundred forty (240) days prior to the Expiration Date or, respecting the Purchase Option only, not less than sixty (60) days and no more than two hundred forty (240) days prior to any Payment Date (such Expiration Date or, respecting the Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date"), Lessee may give Agent irrevocable written notice (the
     -------------
"Election Notice") that Lessee is electing (a) to purchase the Property on the
 ---------------
applicable Election Date (the "Purchase Option") or (b) with respect to an
                               ---------------
Election Notice given in connection with the Expiration Date only, the option to remarket the Property to a Person other than Lessee or any Affiliate of Lessee and cause a sale of the Property to occur on the applicable Election Date pursuant to the terms of Section 22.1 (the "Sale Option"). If Lessee does not
                                            -----------
give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred eighty (180) days and not more than two hundred forty (240) days prior to the Expiration Date, then Lessee shall be deemed to have elected for the Purchase Option to apply on the Expiration Date. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause the Property to be sold in accordance with the terms of
Section 22.1 on the applicable Election Date, then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for the Property (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee (or to Lessee's designee) all of Lessor's right, title and interest in and to the Property in accordance with Section 20.2.

               If the Property is the subject of remediation efforts respecting Hazardous Substances at the applicable Election Date which could materially and adversely impact the Fair Market Sales Value of the Property (with materiality determined in Lessor's reasonable discretion), then Lessee shall be obligated to purchase the Property pursuant to Section 20.2.

     20.2      Lessee Purchase Option.
               ----------------------

               Provided, no Lease Default or Lease Event of Default shall have
               --------
occurred and be continuing (other than those that will be cured by the payment of the Termination Value for the Property) and provided, that the Election
                                               --------
Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase the Property on the applicable Election Date at a price equal to the Termination Value for the Property (which the parties do not intend to be a "bargain" purchase price).

               Subject to Section 19.2, in connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to the Property and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of the Ground Lease to Lessee (or Lessee's designee) free and clear of the Lien of this Lease, the Liens of the Credit Documents and any other Operative Agreements and any Lessor Liens; (b) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee (or Lessee's designee) free and clear of the Lien of this Lease, the Liens of the Credit Documents and any other Operative Agreements and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Ground Lease termination; and (d) FIRPTA affidavits and such documents or instruments as may be reasonably requested by Lessee to effect the conveyance and release contemplated by this
Section 20.2. All of the foregoing documentation must be in form and substance reasonably satisfactory to Agent and Lessee. The Property, together with any insurance or condemnation proceeds being held by Lessor in accordance with
Article XV, shall be conveyed to Lessee (or Lessee's designee) "AS-IS, WHERE-IS" and in then present physical condition.

               On the applicable Election Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor or the Agent, as appropriate, the sum of all reasonable costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent then due and payable or accrued under this Lease and/or any other Operative Agreement.

     20.3      Third Party Sale Option.
               -----------------------

               (a)  Provided, that (i) no Lease Default or Lease Event of
                    --------
     Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Property on the applicable Election Date (all as specified in the Election Notice), in accordance with the provisions of Section 22.1 hereof. Such Election Date on which a sale is required may be hereafter referred to as the "Sale Date".
                                                   ---------

               (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the Sale Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment (or an update of a Phase I environmental site assessment previously delivered) for the Property recently prepared (no more than thirty (30) days old prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Sale Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Sale Date shall pay to Lessor an amount equal to the Termination Value for the Property. Upon receipt of such payment, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Property in accordance with Section 19.1.


                                  ARTICLE XXI

     21.1      [Intentionally Omitted].


                                 ARTICLE XXII

     22.1      Sale Procedure.
               --------------

               (a) During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of the Property in connection with a sale to one (1) or more third party purchasers to be consummated on the Sale Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor or the Agent, as appropriate, the sum of all reasonable costs and expenses incurred by Lessor and/or the Agent (as the case may be) in connection with such sale of the Property, all Rent then due and payable or accrued under this Lease and/or any other Operative Agreement.

               Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however,
                                                          --------  -------
     that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate with respect to various portions of the Property, are greater than or equal to the sum of the Limited Recourse Amount for the Property, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for the Property on the Sale Date is less than the sum of the Limited Recourse Amount for the Property or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain the Property by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, the Property in accordance with the terms and conditions of Section 10.1. Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor, except for the removal of Lessor Liens and as expressly provided in Section 12.9 of the Participation Agreement.

               Unless Lessor shall have elected to retain the Property pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell the Property free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor, any
                                    --------  -------
     Lessor Lien shall not constitute a Lessor Lien so long as Lessor is diligently and in good faith contesting, at the cost and expense of Lessor such Lessor Lien by appropriate proceedings in which event (with the consent of the Lessee, but without penalty or cost to Lessee) the applicable Sale Date shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) an assignment of the Ground Lease conveying the leasehold interest of Lessor in the Property to the appropriate purchaser free and clear of the Lien of this Lease, the Liens of the Credit Documents and the other Operative Agreements and any Lessor Liens; (b) a Bill of Sale conveying the Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Liens of the Credit Documents and the other Operative Agreements and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Ground Lease assignment;

     and (d) FIRPTA affidavits and such other documents or instruments to effect the conveyance and release contemplated herein, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor and the Agent. Lessee shall surrender the Property so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Neither Lessor nor Lessee shall take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for the Property. If the Property is neither (i) sold on the Sale Date in accordance with the terms of this
     Section 22.1, nor (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be deemed to have elected the Purchase Option and shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for the Property less any sales proceeds received, and (y) Lessor shall transfer the Property to Lessee in accordance with Section 20.2.

               (b) In the event Lessee shall have elected the Sale Option, Lessee hereby unconditionally promises to pay to the Lessor, on the earlier of the Sale Date or the Expiration Date, the Maximum Residual Guarantee Amount. On the Sale Date if (x) Lessor receives the aggregate Termination Value for the Property from one (1) or more third party purchasers and (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a), then Lessee may retain any excess above Termination Value. If the Property is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Basic Rent and Supplemental Rent (exclusive of a payment of the Termination Value) and, without duplication, all other amounts then due and owing pursuant to the Operative Agreements and, without duplication, an amount equal to the Maximum Residual Guarantee Amount for the Property so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made, without duplication, together with a payment of all Rent and all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

               (c) In the event that the Property is either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall, to the extent the same are or should be in Lessee's or any other Credit Party's possession or control, provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain the Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of the Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of the Ground Lease.

     22.2      Application of Proceeds of Sale.
               -------------------------------

               Lessor shall apply the proceeds of sale of the Property to a third party pursuant to the Sale Option in the following order of priority:

               (a)  FIRST, to pay or to reimburse Lessor (and/or the Agent, as
                    -----
     the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

               (b)  SECOND, so long as the Credit Agreement or the Note Purchase
                    ------
     Agreement is in effect and any Financing or any other amounts are owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Primary Financing Parties and the Agent contained in the Operative Agreements, including, without limitation, Section 8.7 of the Participation Agreement; and

               (c)  THIRD, to Lessee.
                    -----

     22.3      Indemnity for Excessive Wear.
               ----------------------------

               If the proceeds of the sale described in Section 22.1 with respect to the Property shall be less than the Limited Recourse Amount with respect to the Property, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Property shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

     22.4      Appraisal Procedure.
               -------------------

               For determining the Fair Market Sales Value of the Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall
                              -------------------
endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable Section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three
(3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the
                              --------
lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

     22.5      Certain Obligations Continue.
               ----------------------------

               During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Property (including without limitation the installment of Basic Rent due on the Sale Date) shall continue undiminished until payment in full to Lessor of the Maximum Residual Guarantee Amount, the sale proceeds, if any, remaining after the payment of the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to the Property or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.


                                 ARTICLE XXIII

     23.1      Holding Over.
               ------------

               If Lessee shall for any reason remain in possession of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to the Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Primary Financing Parties based on their relative amounts of the then outstanding Property Cost for the Property. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Property or exercising any other remedy available to Lessor at law or in equity.


                                 ARTICLE XXIV

     24.1      Risk of Loss.
               ------------

               During the Term, unless Lessee shall not be in actual possession of the Property solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                                  ARTICLE XXV

     25.1      Assignment.
               ----------

               (a) Lessee may assign to any Subsidiary or Affiliate of Lessee this Lease or any of its rights or obligations hereunder or with respect to the Property in whole or in part without the prior written consent of the Agent, the Tranche A Note Purchasers, the Tranche B Lenders or the Lessor. Except as expressly provided in the immediately preceding sentence, Lessee may not otherwise assign this Lease or any of the rights or obligations of Lessee hereunder or with respect to the Property in whole or in part to any Person without the prior written consent of each of the Agent, the Tranche A Note Purchasers, the Tranche B Lenders and the Lessor.

               (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee.

     25.2      Subleases.
               ---------

               (a) Promptly, but in any event within ten (10) Business Days, following the execution and delivery of any sublease permitted by this
     Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease and shall provide a copy of such sublease to Lessor and the Agent. As of the date of the Lease Supplement, Lessee shall lease the Property (or applicable portion thereof) described in such Lease Supplement from Lessor, and any existing tenant respecting the Property (or applicable portion thereof) shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

               (b) Without the prior written consent of the Agent, any Primary Financing Party or the Lessor and subject to the other provisions of this
     Section 25.2, Lessee may (i) sublet the Property or portion thereof to any Affiliate of Lessee or (ii) sublet up to fifty percent (50%) of the aggregate square footage of the Improvements with respect to the Property to any other Person; provided, all subleasing shall in no way diminish the
                          --------
     fair market value or useful life of the Property.

               (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so sublet. The term of any such sublease shall not extend beyond the Term. Each sublease shall be expressly subject and subordinate to this Lease.

               (d) Lessor hereby agrees to enter into an appropriate non-disturbance agreement respecting any sublease on terms mutually agreeable to the Lessor, the Lessee and such subtenant.

                                 ARTICLE XXVI

     26.1      No Waiver.
               ---------

               No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                 ARTICLE XXVII

     27.1      Acceptance of Surrender.
               -----------------------

               No surrender to Lessor of this Lease or of all or any portion of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     27.2      No Merger of Title.
               ------------------

               There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in the Property, (c) any Notes, or (d) a beneficial interest in Lessor.


                                ARTICLE XXVIII

     28.1      [Reserved].
               ----------


                                 ARTICLE XXIX

     29.1      Notices.
               -------

               All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.


                                  ARTICLE XXX

     30.1      Miscellaneous.
               -------------

               Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease in such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     30.2      Amendments and Modifications.
               ----------------------------

               Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of
Section 12.4 of the Participation Agreement.

     30.3      Successors and Assigns.
               ----------------------

               All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4      Headings and Table of Contents.
               ------------------------------

               The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5      Counterparts.
               ------------

               This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

     30.6      GOVERNING LAW.
               -------------

               THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     30.7      Calculation of Rent.
               -------------------

               All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

     30.8      Memoranda of Lease and Lease Supplement.
               ---------------------------------------

               This Lease shall not be recorded; provided, Lessor and Lessee
                                                 --------
shall, subject to and in accordance with the provisions of Section 8.12 of the Participation Agreement, promptly record a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of EXHIBIT A attached
                                                          ---------
hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding the Property in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.

     30.9      Allocations between the Lenders and Lessor.
               ------------------------------------------

               Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Property and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions among the Primary Financing Parties contained in the Intercreditor Agreement and the other Operative Agreements (or as otherwise agreed among the Primary Financing Parties from time to time).

     30.10   Limitations on Recourse.
             -----------------------

             Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Property (and in no circumstance to the Agent, the Primary Financing Parties or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
Section 12.9 of the Participation Agreement.

     30.11   WAIVERS OF JURY TRIAL.
             ---------------------

             EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

     30.12   Exercise of Lessor Rights.
             -------------------------

             Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(e) and
8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices, consents or approvals to be given by Lessor shall be given by the Agent on behalf of Lessor, and Lessee shall be entitled to rely thereon.


     30.13   SUBMISSION TO JURISDICTION; VENUE.
             ---------------------------------

             THE PROVISIONS OF SECTION 12.7 OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
                  ------- --------


     30.14   USURY SAVINGS PROVISION.
             -----------------------

             IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION

AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

     30.15   Lease Senior.
             -------------

             Anything contained herein or in any of the other Operative Agreements to the contrary notwithstanding, provided no Lease Event of Default shall have occurred and be continuing, in each case whether or not this Lease (or a memorandum thereof) is recorded, or if it is recorded, whether or not it is recorded prior to the recordation of any of the other Operative Agreements, (i) the rights of Lessee hereunder are prior and senior to any Lien created under or pursuant to any of the Operative Agreements and the rights of the Lessor, the Agent and the Primary Financing Parties hereunder or thereunder, (ii) Lessee's tenancy hereunder shall not be disturbed nor shall this Lease be affected by any Default or Event of Default under any of the Operative Agreements or other Operative Agreements (other than a Lease Event of Default), (iii) in the event of a foreclosure or other enforcement of any such Operative Agreement, or sale in lieu thereof, the purchaser at such foreclosure sale or pursuant to a deed in lieu thereof shall be bound to Lessee for the Term of this Lease and any extensions thereof, (iv) the rights of Lessee hereunder shall expressly survive and this Lease shall in all respects continue in full force and effect, and (v) Lessee shall not be named as a party defendant in any such foreclosure.



                           [signature pages follow]

          IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.


                                       FIRST UNION DEVELOPMENT
                                       CORPORATION, as Lessor


                                       By:__________________________
                                       Name:________________________
                                       Title:_______________________


                                       CAPITAL ONE, F.S.B., as Lessee


                                       By:__________________________
                                       Name:________________________
                                       Title:_______________________


                                       CAPITAL ONE BANK, as Lessee


                                       By:__________________________
                                       Name:________________________
                                       Title:_______________________


Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

FIRST UNION NATIONAL BANK,
as the Agent


By:__________________________
Name:________________________
Title:_______________________

                                                          EXHIBIT A TO THE LEASE
                                                          ----------------------

Recordation requested by:

Moore & Van Allen, PLLC

After recordation return to:

Moore & Van Allen, PLLC
Bank of America Corporate Center
100 North Tryon Street, Floor 47
Charlotte, NC 28202-4003
Attention:  Lea Stromire Johnson, Esq.

                                                           Space above this line
                                                              for Recorder's use

________________________________________________________________________________

                            LEASE SUPPLEMENT NO. 1,
                       MEMORANDUM OF LEASE AND REMEDIES

                         dated as of December 5, 2000

                                     among

                     FIRST UNION DEVELOPMENT CORPORATION,
                                as the Lessor;

                   CAPITAL ONE BANK AND CAPITAL ONE, F.S.B.,
                         collectively, as the Lessee;

                               JAMES S. MATHEWS
                                as the Trustee

    Recording taxes for this instrument are based on the value of the real property that is subject to this instrument, which is $10,225,000.

                            LEASE SUPPLEMENT NO. 1,
                  MEMORANDUM OF LEASE AGREEMENT AND REMEDIES

          THIS LEASE SUPPLEMENT NO. 1, MEMORANDUM OF LEASE AGREEMENT AND REMEDIES ("Lease Supplement"), dated as of December 5, 2000, is by and among FIRST UNION DEVELOPMENT CORPORATION, a North Carolina corporation, with an address of One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0166 (as the "Lessor", and the Lessor being referred to as a "Grantor" and a "Grantee" for indexing purposes); CAPITAL ONE BANK, a Virginia banking corporation, and CAPITAL ONE, F.S.B., a federal savings bank, both with an office at c/o Capital One Services, Inc., 8000 Jones Branch Drive, McLean, Virginia 22102 (hereinafter referred to collectively as the "Lessee", the Lessee being referred to as a "Grantee" and a "Grantor" for indexing purposes); and JAMES S. MATHEWS, a resident of the City/County of Norfolk, Virginia, having an address at Vandeventer, Black, Meredith & Martin, 500 World Trade Center, Norfolk, Virginia 23510, as Trustee pursuant to Section 6 hereof (the "Trustee", the Trustee being referred to as a "Grantee" for indexing purposes).

                                   RECITALS
                                   --------

          A. The Lessor entered into a Lease Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), pursuant to which the Lessor, as lessor, leases to the Lessee, and the Lessee leases from the Lessor, that certain "Property" more particularly described therein and in supplements thereto.

          B. The Lessor has acquired a leasehold interest in the land more particularly described on Schedule 1 hereto (the "Land").

          C. The Lessor and the Lessee desire to supplement the Lease to provide for the sublease by the Lessor to the Lessee of (i) the Land, (ii) the Improvements (as hereinafter defined), (iii) the Equipment (as hereinafter defined) and (iv) all Appurtenant Rights (as hereinafter defined). The Land, the Improvements, the Equipment and the Appurtenant Rights are hereinafter referred to collectively as the "Property".

          NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions:  Interpretation.
                ----------------------------

     (a) For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in Appendix A to the Participation Agreement dated as of the date hereof (as the
----------
same may be amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), among the Lessee, the Lessor, the Agent, the Tranche A Note Purchasers and the Tranche B Lenders signatory thereto (collectively the "Participants"). A copy of the Participation Agreement is on file at the office of the Lessor.

     (b) As used herein, the following terms shall have the meanings set forth below:

     "Appurtenant Rights" shall mean (a) all agreements, easements, rights of
      ------------------
     way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

     "Equipment" shall mean equipment, apparatus and fixtures of every kind and
      ---------
     nature whatsoever purchased or otherwise acquired using the proceeds of Advances by the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements, including but without limiting the generality of the foregoing, all equipment described in the Appraisal, including without limitation all heating, electrical and mechanical equipment, lighting fixtures, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description, any other personal property described on Schedule 3 to any Requisition, but excluding Lessee Equipment.

     "Fixtures" shall mean all fixtures relating to the Improvements, including
      --------
     without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto, excluding Lessee Equipment.

     "Improvements"  shall mean, with respect to the construction, renovations
      ------------
     and/or Modifications on the Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land which is subject to the Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time including without limitation (a) any Improvements existing as of the Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to the Closing Date, excluding in all circumstances Lessee Equipment.

     "Lessee Equipment"  shall mean all signs, exterior lighting standards,
      ----------------
     machinery, apparatus, furniture, furnishings, telephone systems, telecommunication systems, computers, computer terminals, all items relating to data transmission, trash compactors, shelving, snow removal and lawn maintenance equipment and other equipment, movable or demountable partitions, motorized vehicles, trade fixtures and temporary auxiliary structures, tools, supplies, materials, security systems, wiring, fibers, PBX, data connections, video equipment, cafeteria furnishings and equipment, public address system, inventory and other personal property and all renewals and replacements thereof, in each case, now owned or hereafter acquired by the Lessee (without the proceeds of any Advance and which is not attached to the Improvements in such a manner as to become a fixture under applicable law) or any subtenant or permitted assignee of the Lessee (without the proceeds of any Advances and which is not attached to the Improvements in such a manner as to become a fixture under applicable law) and installed or located at or on the Property or necessary for the operations of the Lessee's business.

     SECTION 2.  The Property.  The Property is hereby added by this Lease
                 ------------
Supplement to the Lease, shall constitute the "Property" for all purposes of the Lease and shall be subject to the terms and provisions of the Lease. Upon the execution and delivery of this Lease Supplement, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease. The Lessor hereby demises and leases the Property to the Lessee, and the Lessee hereby hires and leases the Property from the Lessor, for the term of the Lease described in Section 3(a), below (the "Lease Term"). Lessor and Lessee acknowledge that a portion of the Property is being leased to various Persons, as set forth in Annex I hereto, and that the existing tenants shall be deemed to be subtenants of Lessee and not tenants of Lessor during the term of the Lease.

     SECTION 3.  Lease Term; Renewal; Purchase Option, Etc.
                 -----------------------------------------

     (a) The Property is leased for an interim term (the "Interim Term") commencing as of the date of this Lease Supplement (the "Commencement Date") and terminating on the Rent Commencement Date, unless the Interim Term is earlier terminated in accordance with the terms of the Lease. The Property is leased for a basic term (the "Basic Term") commencing on the Rent Commencement Date and shall end on December 5, 2010, unless the Basic Term is earlier terminated in accordance with the terms of the Lease.

     (b) The Lease contains certain mandatory and optional purchase rights and options during the Lease Term pursuant to which the Lessee may acquire the Property, all as more fully set forth in the Lease.

     (c) The Lessor hereby waives any right to distrain Lessee Equipment and any landlord's lien or similar lien upon Lessee Equipment, whether such lien is created by statute or otherwise. Pursuant to the Lease, the Lessee may remove the Lessee Equipment and any other property to which the Lessee has title, all of which shall remain or be the property of the Lessee.

     (d) In addition to those terms referred to herein, the Lease contains numerous other terms, covenants and conditions which affect the Property, and notice is hereby given that reference should be had to the Lease with respect to the details of such terms covenants and conditions.

     SECTION 4.  Ownership of the Property.    The Lessor and the Lessee intend
                 -------------------------
that (i) for financial accounting purposes with respect to the Lessee (A) the Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) the Lessor will be treated as the owner and lessor of the Property and (C) the Lessee will be treated as the lessee of the Property, but (ii) for federal and all state and local income tax purposes (A) the transaction contemplated by the Lease and this Lease Supplement is a secured borrowing, (B) the Lessee will be entitled to all tax benefits ordinarily available to owners of property similar to the Property for such tax purposes and (C) all payments of Basic Rent shall be deemed to be interest payments and (iii) in the context of insolvency or bankruptcy proceedings affecting the Lessee, the transaction contemplated by the Lease and this Lease Supplement is a secured borrowing. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules or tax rules. The Lessee shall claim the cost recovery deductions associated with the Property, and the Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with the Lessee's claim of such deductions. The parties acknowledge and agree that the characterization of the transaction and the Lessee's obligations as provided in this Section 4 shall not diminish the Lessee's express rights under the Lease and the other Operative Agreements, including, without limitation, the Lessee's right to purchase the Property.

     SECTION 5.  Grant of Lien and Security Interest; Assignment of Rents. If a
                 --------------------------------------------------------
court, when enforcing the Operative Agreements following the occurrence and during the continuance of a Lease Event of Default, were to construe the transactions contemplated by the Lease as indebtedness of the Lessee secured by the Property, then (i) the Lease, as supplemented by this Lease Supplement, shall be treated as the repayment of a loan by the Lessor to the Lessee in the principal amount of the portion of the Property Cost applicable to the Property,
(ii) all payments of Rent and the Termination Value shall be treated as payments of principal, interest and other amounts owing with respect to such loan, respectively, (iii) the Lessee shall be treated as entitled to all benefits of ownership of the Property or any part thereof, and (iv) the Lease, as supplemented by this Lease Supplement, shall be treated as a deed of trust and security agreement as set forth below for the benefit of the Lessor, as secured party. To effect the foregoing provisions of this Section 5:

     (a) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement (including, without limitation, the Lessee's rights hereunder and thereunder so long as no Lease Event of Default has occurred and is continuing), the Lessee does hereby grant, bargain, sell, convey, assign, transfer and set over to the Trustee, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Lessee's right, title and interest in the Property; and (ii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including, without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "Security Property."

     TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto, subject however to Permitted Liens, unto the Trustee, its successors and assigns, IN TRUST forever, for the uses and purposes herein expressed, but not otherwise.

     (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement (including, without limitation, the Lessee's rights hereunder and thereunder so long as no Lease Event of Default has occurred and is continuing), the Lessee hereby grants to the Lessor a security interest in the Lessee's interest in that portion of the Security Property (the "UCC Property") which is personal property. This Lease Supplement shall also be deemed to be a security agreement and shall support any financing statement showing the Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Lessor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement.

     (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Property or any part thereof, including any guaranties of such subleases or other occupancy agreements. Upon request of the Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any subleases or other occupancy agreements, of the Property. Upon the occurrence and continuance of a Lease Event of Default and subject to the provisions of subsection 6(c) hereof, the Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such rents, issues and profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby and to assure the performance by the Lessee of its covenants, agreements and obligations under the Lease.

     SECTION 6. Remedies.
                --------

     (a) If a court shall construe the transactions contemplated by the Lease as indebtedness secured by the Property as provided in Section 5, above, upon the occurrence and continuance of a Lease Event of Default:

          (i) The Trustee shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Security Property at the time fixed by the Trustee and at the Property or at such other place in the city or county in which the Property is located, all as set forth in said notice of sale. The Security Property may be sold, either as a whole, or in separate lots or parcels and in such order as the Trustee may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, all in accordance with the applicable laws of the jurisdiction in which the Property is located, it being acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT, WHICH, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALLOWS THE TRUSTEE TO SELL THE SECURITY PROPERTY WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT BY THE LESSEE. The Trustee shall advertise the time, place and terms of sale at least one (1) time a week for three (3) consecutive weeks, in a newspaper having general circulation in the county or city where the Property or any portion thereof lies. The power of sale granted above may be exercised at different times as to different portions of the Property, and if for any reason any executory contract of sale shall not be performed, then new contracts may be made with respect to the same portion of the Property (with or without other portions). If the Trustee deems it best for any reason to postpone or continue the sale at any time, or from time to time, he may do so, in which event the Trustee shall advertise the postponed sale in the same manner as the original advertisement of sale provided for above. Full power and authority is hereby expressly granted and conferred upon the Trustee to make, execute and deliver all necessary deeds of conveyance for the purpose of vesting, in the purchaser or purchasers all right, title and interest that the Lessee had in and to the Property, or the portion thereof so sold, and the recital therein shall be received in all courts of law and equity as prima facie evidence of the matters therein stated, and at such sale the Lessor may become a purchaser, and except as otherwise provided in Section 58.1-3340 of the Code of Virginia of 1950, as amended, no purchaser shall be required to see to the proper application of the purchase money. The proceeds of any such sale shall be distributed pursuant to Section 55-59.4 of the Code of Virginia of 1950, as amended. At any sale made pursuant to the terms hereof, the Trustee may require a cash deposit from the successful bidder of not more than ten percent (10%) of the final amount bid by the successful bidder. Unless otherwise specified herein, this paragraph shall be construed under and in accordance with and to incorporate by reference the terms of (S)(S) 55-59 through 55-60 of the Code of Virginia of 1950, as amended, as its provisions are in force and in effect on the date hereof, with the following and further understandings as in such sections provided:

          EXEMPTIONS WAIVED.
          RENEWAL, EXTENSION OR REINSTATEMENT PERMITTED.
          SUBJECT TO ALL UPON DEFAULT.

          (ii) Subject to the terms and conditions hereof, of the Lease and the other Operative Agreements, the Lessor, in lieu of exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy.

     (b) Upon the occurrence and continuance of a Lease Event of Default, the Lessor, in addition to and not in lieu of or in diminution of the rights and remedies provided above, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Property is located (the "UCC"), which rights and remedies may be exercised without application to any court to the extent permitted by the UCC.

     (c) In lieu of the remedies provided for in this Lease Supplement, the Lessee, at its election, may exercise its rights under Section 17.11 of the Lease to the extent provided in Section 17.11 of the Lease and, in that event, the remedies set forth herein shall not be available to the Lessor with respect to such Lease Event of Default.

     (d) Notwithstanding anything to contrary contained herein or in any of the other Operative Agreements, the Lessee may cure any Lease Event of Default affecting or relating to the Property by exercising its option to purchase the Property as provided in Article XX of the Lease, and, in the event that the Lessee purchases the affected Property as provided in such Article, the remedies set forth herein shall not be available to the Lessor with respect to such Lease Event of Default.

     SECTION 7.  Ratification.  Except as expressly set forth herein, this
                 ------------
Lease Supplement does not alter, amend, modify or change the Lease or the exhibits thereto. It is the intent of the parties that this Lease Supplement be recorded and give notice of and confirm the Lease and exhibits thereto to the same extent as if all of the provisions of the Lease and exhibits thereto were fully set forth herein. The Lease and exhibits thereto are incorporated by reference in this Lease Supplement and, except as expressly modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 8.  Original Lease Supplement.  Notwithstanding anything to the
                 -------------------------
contrary set forth in the Operative Agreements, the single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 9.  GOVERNING LAW. THE LEASE AND THIS LEASE SUPPLEMENT SHALL BE
                 -------------
GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK

(WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

          SECTION 10. Substitution of Trustees.  The Trustee hereunder may act
                      ------------------------
at any time upon designation by the Lessor. If the Lessor, in its sole and absolute discretion, shall desire for any reason whatsoever to have a substitute trustee or substitute trustees appointed, then the Lessor is hereby authorized and empowered to appoint, at any time and from time to time, by an instrument duly executed and acknowledged and filed for recordation wherever this Lease Supplement is recorded, a substitute trustee or substitute trustees, in the place and stead of one or more of those initially named herein or subsequently appointed by the Lessor, which trustee or trustees shall have all the rights, powers and authority and be charged with all the duties and responsibilities that are conferred to charged upon the Trustee initially named herein.

          SECTION 11  Maximum Interest Rate.  No provision of this Lease
                      ---------------------
Supplement or any transaction related thereto shall require the payment or permit the collection of interest or any other amount in excess of the maximum permitted by applicable law, and the provisions of Section 30.14 of the Lease shall govern all payments of interest or the collection of any other amounts.

          SECTION 12  Merger.  If the fee simple title to the Land and the
                      ------
leasehold interest therein shall be held by the same party, the interest in the Land and the Improvements granted to the Trustee pursuant to the Lease and this Lease Supplement shall not terminate or be merged, and the Lease and this Lease Supplement shall remain in full force and effect.

          SECTION 13. Counterparts.  This Lease Supplement may be executed in
                      ------------
several counterparts, each of which shall be an original except as provided in
Section 8, above, and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                 FIRST UNION DEVELOPMENT
                                 CORPORATION, a North Carolina corporation, as the Lessor

                                 By:___________________________________________

                                 Title:________________________________________



STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     The foregoing instrument was acknowledged before me this day of December, 2000, by ______________, as __________ of First Union Development Corporation, a North Carolina corporation, on behalf of the corporation.

     My commission expires:


                                 _____________________________________________
                                 Notary Public

[Notarial Seal]

                                    CAPITAL ONE BANK, a
                                    Virginia banking corporation, as the Lessee


                                    By:_________________________________________

                                    Title:______________________________________


COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF______________________

          The foregoing instrument was acknowledged before me this_____ day of December, 2000, by _________ as ________ of Capital One Bank, a Virginia banking corporation, on behalf of the corporation.



          My commission expires:


                                    ____________________________________________
                                    Notary Public


[Notarial Seal]

                                             CAPITAL ONE, F.S.B., a
                                             federal savings bank, as the Lessee


                                             By:________________________________

                                             Title:_____________________________


COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF______________________________

          The foregoing instrument was acknowledged before me this _____ day of December, 2000, by _______ as _______ of Capital One, F.S.B., a federal savings bank, on behalf of the federal savings bank.



     My commission expires:


                                             ___________________________________
                                             Notary Public

[Notarial Seal]

                                  SCHEDULE I

                           Legal Description of Land

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Assignment of the Lease, as supplemented by this Lease Supplement, and receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

                                             FIRST UNION NATIONAL BANK, as Agent

                                             By_________________________________
                                             Name:
                                             Title: